SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 1998
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                       BROOKDALE LIVING COMMUNITIES, INC.

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             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Brookdale Living Communities of Connecticut-WH, Inc. ("BLC-Connecticut-WH"), a subsidiary of Brookdale Living Communities, Inc., and The Chatfield Business Trust, S.T., an unaffiliated third party (the "Chatfield Lessor"), entered into an operating lease (the "Chatfield Lease"), dated July 1, 1998, pursuant to which BLC-Connecticut-WH leases from the Chatfield Lessor a 125-unit senior living facility located in West Hartford, Connecticut, known as The Chatfield (the "Chatfield Facility"). The initial term of the Chatfield Lease commenced on July 2, 1998 and expires on July 1, 2003. BLC-Connecticut-WH has the option to renew the Chatfield Lease for up to five (5) one-year periods through July 1, 2008. Under the initial term of the Chatfield Lease, BLC-Connecticut-WH is obligated to make monthly rent payments in the amount of $79,193 and variable quarterly rent payments, the amount of which varies based on LIBOR and is estimated to be approximately $20,000. During the term of the Chatfield Lease, BLC-Connecticut-WH is responsible for the payment of all operating expenses related to the Chatfield Facility. BLC-Connecticut-WH's obligations under the Chatfield Lease are secured by a pledge by BLC-Connecticut-WH of securities currently valued at approximately $5,300,000. The Chatfield Lease grants BLC-Connecticut-WH the option to purchase the Chatfield Facility from the Chatfield Lessor. The Chatfield Lessor financed the acquisition of the Chatfield Facility, in part, with the proceeds of a loan (the "Loan") made to the Chatfield Lessor by Heller Financial, Inc. ("HFI") in the principal amount of $12,000,000. Interest accrues on the outstanding principal balance of the Loan at the rate of 6.92% per annum. Principal on the Loan and accrued interest thereon are payable monthly, in arrears, based on a 30-year amortization schedule. The Loan matures on July 1, 2008. BLC-Connecticut-WH has guaranteed the Chatfield Lessor's obligations under the Loan, which guaranty is secured by a leasehold mortgage issued by BLC-Connecticut-WH in favor of HFI, pursuant to which BLC-Connecticut-WH grants to HFI a security interest in BLC-Connecticut-WH's interests under the Chatfield Lease.

         This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates" and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe the Company's future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) competitive pressures within the industry and/or the markets in which the Company operates, (iii) the effect of future legislation or regulatory changes on the Company's operations and (iv) other factors described from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. The Company undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

a)        Financial statements of businesses acquired

         The financial statements required by Item 7(a) are presently being prepared and have not been included in this Form 8-K. The required financial statements will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this report.

b)        Pro forma financial information

         The pro forma financial information required by Item 7(b) is presently being prepared and has not been included in this Form 8-K. The required pro forma financial information will be filed by an amendment as soon as practical and, in any event, within 60 days from the date of this report.

c)       Exhibits

Exhibit
Number   Description
-------  -----------

10.1 Lease, dated as of July 1, 1998, by and between Brookdale Living Communities of Connecticut-WH, Inc., as lessee, and The Chatfield Business Trust, S.T., as lessor-owner

10.2 Fixed Rate Program Promissory Note Secured by Mortgage, dated July 1, 1998, from The Chatfield Business Trust, S.T., as maker, payable to the order of Heller Financial, Inc.

10.3 Guaranty, dated as of July 1, 1998, issued by Brookdale Living Communities of Connecticut-WH, Inc. in favor of Heller Financial, Inc.

10.4 Certificate A Pledge Agreement, dated as of July 1, 1998, by Brookdale Living Communities of Connecticut-WH, Inc. in favor of The Chatfield Business Trust, S.T., Wilmington Trust Company and LaSalle National Bank

10.5 Certificate B Pledge Agreement, dated as of July 1, 1998, by Brookdale Living Communities of Connecticut-WH, Inc. in favor of The Chatfield Business Trust, S.T., Wilmington Trust Company and LaSalle National Bank

10.6 Hazardous Substance Indemnification Agreement, dated as of July 1, 1998, from Brookdale Living Communities of Connecticut-WH, Inc. and Brookdale Living Communities, Inc. in favor of Heller Financial, Inc.

10.7 Indemnity Agreement, dated as of July 1, 1998, from Brookdale Living Communities, Inc. in favor of Wilmington Trust Company and Bank Hapoalim, B.M. Exhibit Number Description

10.8 Letter Agreement regarding liability for carve-outs to non-recourse provisions, dated July 1, 1998, issued by Brookdale Living Communities, Inc. in favor of Heller Financial, Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BROOKDALE LIVING COMMUNITIES, INC.
                                             Registrant



Dated:  July 16, 1998                        By:  /s/  Robert J. Rudnik
                                                  ---------------------
                                                   Robert J. Rudnik
                                                   Executive Vice President/
                                                   General Counsel